UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2007

HEALTHCARE ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32587	20-2726770
(State or Other Jurisdiction of Incorporation)	(CommissionFile Number)	(IRS Employer Identification No.)

2116 Financial Center 666 Walnut Street
Des Moines, Iowa  50309
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (515) 244-5746

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

COMMENCING SHORTLY AFTER THE FILING OF THIS AMENDMENT NUMBER 1 TO THE CURRENT REPORT ON FORM 8-K ORIGINALLY FILED ON JANUARY 22, 2007, HEALTHCARE ACQUISITION CORP. (“HAQ”) INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING HAQ’S SECURITIES, REGARDING ITS ACQUISITION OF PHARMATHENE, INC. AND ITS SUBSIDIARY (COLLECTIVELY, “PHARMATHENE”). THIS CURRENT REPORT ON FORM 8-K WILL BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

HAQ AND ITS DIRECTORS AND EXECUTIVE OFFICERS AS WELL AS PHARMATHENE AND ITS DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICIATION OF PROXIES FOR THE SPECIAL MEETING OF HAQ’S STOCKHOLDERS TO BE HELD TO APPROVE THE ACQUISITION. STOCKHOLDERS OF HAQ AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, HAQ’S PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT IN CONNECTION WITH HAQ’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE PROXY STATEMENTS WILL CONTAIN IMPORTANT INFORMATION. SUCH PERSONS CAN ALSO READ HAQ’S FINAL PROSPECTUS, DATED JULY 28, 2005, ITS REPORT ON FORM 10K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005 AND OTHER REPORTS AS FILED WITH THE SEC, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF HAQ’S OFFICERS AND DIRECTORS AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THIS BUSINESS COMBINATION. THE DEFINITIVE PROXY STATEMENT OF HAQ WILL BE MAILED TO STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE ACQUISITION. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO HAQ AT: 2116 FINANCIAL CENTER 666 WALNUT STREET, DES MOINES, IOWA 50309. THE PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT, ONCE AVAILABLE, AND THE FINAL PROSPECTUS AND OTHER SEC FILINGS OF HAQ CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE (http://www.sec.gov).

PHARMATHENE’S FINANCIAL INFORMATION AND DATA CONTAINED IN THE EXHIBITS HERETO IS UNAUDITED AND PREPARED BY PHARMATHENE AS A PRIVATE COMPANY, AND DO NOT CONFORM TO SEC REGULATION S-X. ACCORDINGLY, SUCH INFORMATION AND DATA WILL BE ADJUSTED AND PRESENTED DIFFERENTLY IN HAQ’S PROXY STATEMENT TO SOLICIT STOCKHOLDER APPROVAL OF THE ACQUISITION.

Item 8.01 Other Events

Investor Presentation

The investor presentation attached hereto as Exhibit 99.1 is the form of slide show presentation that HAQ expects to use in presentations for certain of its stockholders in connection with HAQ’s acquisition of PharmAthene, and replaces and supercedes the one filed as Exhibit 99.2 to the Current Report on Form 8-K filed on January 22, 2007.

Non-GAAP Financial Measures

The investor presentation filed as an exhibit to this Report includes certain financial information not derived in accordance with generally accepted accounting principles (“GAAP”). HAQ believes that the presentation of this non-GAAP measure provides information that is useful to investors as it indicates more clearly the ability of PharmAthene to meet capital expenditures and working capital requirements

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

99.1	Investor Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE ACQUISITION CORP.

Dated: January 24, 2007	By:	/s/ Matthew P. Kinley
Matthew P. Kinley
President